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                                                                    Exhibit 10.2



                                AMENDMENT NO. ONE
                                     TO THE
                            ATMOS ENERGY CORPORATION
                                PERFORMANCE-BASED
                      SUPPLEMENTAL EXECUTIVE BENEFITS PLAN
                            EFFECTIVE JANUARY 1, 1999


     WHEREAS, pursuant to the provisions of Section 9.1 of the Atmos Energy Corporation Performance-Based Supplemental Executive Benefits Plan (the "Plan"), the Company desires to amend the Plan in certain respects as hereinafter provided.

     NOW, THEREFORE, Atmos Energy Corporation does hereby amend the Plan, effective as of January 1, 1999, as follows:

     1.   Section 2.1(i) is amended by adding the following at the end of clause
          (i) after the word "Division":

               "or any other employee selected by the Board of Directors in its discretion."


          IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. ONE TO THE ATMOS ENERGY CORPORATION PERFORMANCE-BASED SUPPLEMENTAL EXECUTIVE BENEFITS PLAN EFFECTIVE JANUARY 1, 1999 to be executed in its name on its behalf this 1st day of August, 2000, effective as of January 1, 1999.


                                              ATMOS ENERGY CORPORATION


                                              By: /s/ ROBERT W. BEST
                                                 -------------------------------
                                                      Robert W. Best
                                                      Chairman of the Board,
                                                      President and
                                                      Chief Executive Officer


ATTEST:

SHIRLEY A. HINES